Exhibit 99.1

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION.

On November 21, 2018, Global Diversified Marketing Group, Inc. completed its acquisition of Global Diversified Holdings, Inc. Both entities were under common control. For accounting purposes, this business combination will be treated as a reverse acquisition with Global Diversified Holdings, Inc. as the acquirer. The following unaudited pro forma combined balance sheets and income statements are based on historical financial statements of the companies.  The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below.  In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company.  The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. For pro forma purposes:

•	The Unaudited Pro Forma Combined Balance Sheets as of December 31, 2017 combines the historical balance sheets of the companies as of December 31, 2017, giving effect to the acquisitions/mergers as if they had occurred on January 1, 2017.

•	The Unaudited Pro Forma Combined Statements of Operations as of December 31, 2017 combines the statements of operations of the companies for the year ended December 31, 2017, giving effect to the acquisitions/mergers as if they had occurred on January 1, 2017.

•	The Unaudited Pro Forma Combined Balance Sheets as of September 30, 2018 combines the historical balance sheets of the companies as of September 30, 2018, giving effect to the acquisitions/mergers as if they had occurred on January 1, 2017.

•	The Unaudited Pro Forma Combined Statements of Operations for the nine months ended September 30, 2018 combines the statements of operations of the companies for the nine months ended September 30, 2018, giving effect to the acquisitions/mergers as if they had occurred on January 1, 2017.

GLOBAL DIVERSIFIED MARKETING GROUP, INC.

TABLE OF CONTENTS

DECEMBER 31, 2017

Pro Forma Combined Balance Sheets as of December 31, 2017 (unaudited)	2

Pro Forma Combined Statements of Operations as of December 31, 2017 (unaudited)	3

Notes to the Pro Forma Adjustments	4

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GLOBAL DIVERSIFIED MARKETING GROUP, INC.

PRO FORMA COMBINED BALANCE SHEETS (unaudited)

AS OF DECEMBER 31, 2017

	Global Diversified Marketing Group, Inc.	Global Diversified Holdings, Inc.	Eliminations		Total
ASSETS
Current Assets
Cash and cash equivalents	$0	$0			$0
Accounts receivable	0	18,108			18,108
Prepaid expenses	0	4,874			4,874
Inventory	0	361,028			361,028
Total Current Assets	0	384,010			384,010

Property and Equipment, Net	0	3,057			3,057

Other Asset
Security deposit	0	1,600			1,600

TOTAL ASSETS	$0	$388,667			$388,667

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued expenses	$1,000	$236,596			$237,596
Loans payable	0	75,586			75,586
Stock redemption payable – current portion	0	45,000			45,000
Total Current Liabilities	1,000	357,182			358,182

STOCKHOLDERS’ EQUITY (DEFICIT)
			(1.950	)a
Common stock	2,000	70,000	(70,000	)b	1,300
			1,250	a
			1,950	a
Additional paid in capital	312	0	(3,312	)b	(1,050)
Subscription receivable	0	0	(1,250	)a	(1,250)
Treasury stock	0	(90,000)	90,000	b	0
			(20,000	)b
Retained earnings (Accumulated deficit)	(3,312)	51,485	3312	b	31,485
Total Stockholders’ Equity	(1,000)	31,485			30,485

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY(DEFICIT)	$0	$388,667			$388,667

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GLOBAL DIVERSIFIED MARKETING GROUP, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (unaudited)

FOR THE PERIODS ENDED DECEMBER 31, 2017

	Global Diversified Marketing Group, Inc.	Global Diversified Holdings, Inc.	Total

GROSS SALES	$0	$1,298,372	$1,298,372

COST OF SALES	0	986,428	986,428

GROSS PROFIT	0	311.944	311,944

OPERATING EXPENSES	3,312	289,551	292,863

NET INCOME (LOSS) FROM OPERATIONS	(3,312)	22,393	19,081

(PROVISION) BENEFIT FOR INCOME TAXES	0	0	0

NET INCOME (LOSS)	$(3,312)	$22,393	$19,081

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GLOBAL DIVERSIFIED MARKETING GROUP, INC.

NOTES TO THE PRO FORMA ADJUSTMENTS (unaudited)

DECEMBER 31, 2017

(a) Issuance of 200 shares of $.001 par value common stock of Global Diversified Marketing Group, Inc. in exchange for 100% of the issued and outstanding stock of Global Diversified Holdings, Inc. as of January 1, 2017.

(b) Elimination of equity of Global Diversified Holdings, Inc. as of January 1, 2017 in exchange for 200 shares of $0.001 par value common stock of Global Diversified Marketing Group, Inc. The excess of Global Diversified Holdings, Inc. Treasury Stock versus Common Stock ($20,000) reduced Retained Earnings.

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GLOBAL DIVERSIFIED MARKETING GROUP, INC.

TABLE OF CONTENTS

SEPTEMBER 30, 2018

Pro Forma Combined Balance Sheets as of September 30, 2018 (unaudited)	6

Pro Forma Combined Statements of Operations for the nine months ended September 30, 2018 (unaudited)	7

Notes to the Pro Forma Adjustments	8

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GLOBAL DIVERSIFIED MARKETING GROUP, INC.

PRO FORMA COMBINED BALANCE SHEETS (unaudited)

AS OF SEPTEMBER 30, 2018

	Global Diversified Marketing Group, Inc.	Global Diversified Holdings, Inc.	Eliminations		Total
ASSETS
Current Assets
Cash and cash equivalents	$0	$5,766			$5,766
Accounts receivable	0	15,645			15,645
Prepaid expenses and deposits	0	79,895			79,895
Inventory	0	254,054			254,054
Total Current Assets	0	355,360			355,360

Property and Equipment, Net	0	2,640			2,640

Other Asset
Security deposit	0	1,600			1,600

TOTAL ASSETS	$0	$359,600			$359,600

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued expenses	$0	$120,888			$120,888
Loans payable	0	143,334	(1,250	)b	142,084
Stock redemption payable – current portion	0	33,750			33,750
Total Current Liabilities	0	297,972			296,722

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1,300	70,000	(70,000	)a	1,300
Additional paid in capital	4,664	0	(4,714	)b	(50)
Subscription receivable	(1,250)	0	1,250	a	0
Treasury stock	0	(90,000)	90,000	a	0
			(20,000)	a
Retained earnings (Accumulated deficit)	(4,714)	81,628	4,714	a	61,628
Total Stockholders’ Equity	0	61,628			62,878

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY(DEFICIT)	$0	$359,600			$359,600

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GLOBAL DIVERSIFIED MARKETING GROUP, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (unaudited)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

	Global Diversified Marketing Group, Inc.	Global Diversified Holdings, Inc.	Total

GROSS SALES	$0	$831,955	$831,955

COST OF SALES	0	512,615	512,615

GROSS PROFIT	0	319,340	319,340

OPERATING EXPENSES	1,402	289,197	290,599

NET INCOME (LOSS) FROM OPERATIONS	(1,402)	30,143	28,741

(PROVISION) BENEFIT FOR INCOME TAXES	0	0	0

NET INCOME (LOSS)	$(1,402)	$30,143	$28,741

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GLOBAL DIVERSIFIED MARKETING GROUP, INC.

NOTES TO THE PRO FORMA ADJUSTMENTS (unaudited)

SEPTEMBER 30, 2018

(a) Elimination of equity of Global Diversified Holdings, Inc. as of January 1, 2017 in exchange for 200 shares of $0.001 par value common stock of Global Diversified Marketing Group, Inc. The excess of Global Diversified Holdings, Inc. Treasury Stock versus Common Stock ($20,000) reduced Retained Earnings.

(b) Elimination of subscription receivable and loan payable as subscription payment was deposited into Global Diversified Holdings, Inc. since Global Diversified Marketing Group, Inc. does not have a bank account.

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